STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Expenses
Audit and legal	$ 16,733	$ 16,464	$ 14,992
Directors' remuneration	36,000	36,000	36,000
Office and miscellaneous	4,713	4,472	6,813
Operating Expenses, Total	57,446	56,936	57,805
Other income (loss)
Foreign exchange gain (loss)	(27,812)	32,051	25,950
Interest income	0	0	34,325
Accretion Income	79,655	42,042	43,341
Loss on notes receivable	0	(249,110)	(83,517)
Net loss and comprehensive loss for the year	$ (5,603)	$ (231,953)	$ (37,706)
Basic and diluted net loss per common share	$ 0.00	$ (0.02)	$ 0.00
Weighted average number of common shares outstanding
- basic and diluted	10,950,000	10,950,000	10,950,000